EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 10/1/09 through 10/31/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: November 30, 2009
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

_______________
1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
October 31, 2009

Unaudited – For Internal Use Only
	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$55,000	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	5,110,523
RESTRICTED CASH	258,621
GOODWILL	1,222,893	1,469,450
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	2,360,038	15,193
DUE FROM AFFILIATE	472,443,214
PREPAID EXPENSES	1,503,959
DEPOSITS AND OTHER ASSETS	3,328,833	-
INVESTMENTS IN SUBSIDIARIES	(281,232,049)		(81,178,071)	(85,841,480)	(36,151,702)
DEFERRED TAX ASSET	1,275,812
DEFERRED FINANCING EXPENSES	3,493,395

TOTAL ASSETS	$209,820,239	$1,484,643	$(81,178,071)	$(85,841,480)	$(36,151,702)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$174,828,971	$-	$-	$-	$-
ACCRUED INTEREST	8,755,127
ACCRUED PROPERTY TAXES	-
ACCOUNTS PAYABLE TRADE	1,845,350
DUE TO AFFILIATE	357,487,635
ACCOUNTS PAYABLE AND OTHER LIABILITIES	21,264,777	83,633
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	564,181,860	83,633	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(354,361,621)	1,401,010	(81,178,071)	(85,841,480)	(36,151,702)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$209,820,239	$1,484,653	$(81,178,071)	$(85,841,480)	$(36,151,702)

	$(282,785,393)	RE of consolidated subs
	1,553,344	Investment in Keane Stud
	$(281,232,049)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
October 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(1,398,964)	14,764	(3,190)	(315,789)	(18,302,981)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(1,398,964)	$14,764	$(3,190)	$(315,789)	$(18,302,981)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED INTEREST
ACCRUED PROPERTY TAXES
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(1,398,964)	14,764	(3,190)	(315,789)	(18,302,981)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(1,398,964)	$14,764	$(3,190)	$(315,789)	$(18,302,981)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
October 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$5,521,309	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,495,667	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,437,010)	-

NET RENTAL REAL ESTATE	-	-	-	29,067,781	-

CASH AND CASH EQUIVALENTS		-	-	293,031	-
RESTRICTED CASH		-	-	113,153	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	416	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,552,864	-	-	-
PREPAID EXPENSES		-	407	120,432	404
DEPOSITS AND OTHER ASSETS		-	-	27,599	-
INVESTMENTS IN SUBSIDIARIES	(4,949)	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	-

TOTAL ASSETS	$(4,949)	$1,552,864	$5,521,716	$29,622,412	$3,209,755

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED INTEREST		-	742,563	896,938	350,350
ACCRUED PROPERTY TAXES		1,869	97,373	265,970	186,530
ACCOUNTS PAYABLE TRADE		4,610	45,674	197,247	-
DUE TO AFFILIATE		-	37,918,378	3,690,206	9,438,249
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	1,201,963	146,626
TENANT SECURITY DEPOSITS		-	-	74,258	-

TOTAL LIABILITIES	-	76,480	49,439,240	47,785,077	13,721,753

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	(4,949)	1,476,384	(43,917,523)	(18,162,665)	(10,511,998)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(4,949)	$1,552,864	$5,521,716	$29,622,412	$3,209,755

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
October 31, 2009
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$1,980,793	$4,624,733	$7,770,202	$258,610

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	1,008
RESTRICTED CASH	-	63,766	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	541,194	-	-	8,908,163
PREPAID EXPENSES	-	100,373	404	441	-
DEPOSITS AND OTHER ASSETS	-	1,121	36	4,943	35
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	19,417	-	-	-

TOTAL ASSETS	$-	$2,706,738	$4,625,173	$7,775,661	$9,167,815

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$1,960,578	$3,900,000	$8,970,000	$-
ACCRUED INTEREST	-	273,363	378,251	1,915,575	-
ACCRUED PROPERTY TAXES	-	251,771	55,034	422,686	188,685
ACCOUNTS PAYABLE TRADE	95,473	35,935	9,152	4,875	12,945
DUE TO AFFILIATE	41,141,485	-	6,327,986	12,747,485	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	690,375	679,998	353,844	32,484	617,568
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	41,927,333	3,201,644	11,024,267	24,093,104	819,198

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(41,927,333)	(494,907)	(6,399,095)	(16,317,444)	8,348,617

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$-	$2,706,738	$4,625,173	$7,775,661	$9,167,815

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
October 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$78,644,695	$-	$-	$-

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	3,012	124,217	49,660	8,006	-
RESTRICTED CASH	-	288,505	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	24,184	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	-	83,106	12,414	283	-
DEPOSITS AND OTHER ASSETS	-	9,248	29,154	-	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	172,754	-	-	-

TOTAL ASSETS	$3,012	$79,346,708	$91,228	$8,289	$27,177,671

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$1,105,918	$70,697,623	$-	$-	$-
ACCRUED INTEREST	367,229	40,561	-	-	-
ACCRUED PROPERTY TAXES	-	776,262	-	-	-
ACCOUNTS PAYABLE TRADE	38,481	594,051	86,986	124,297	-
DUE TO AFFILIATE	2,596,630	7,341,976	7,882,324	5,052,967	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	410,078	1,096,307	92,073	161,297	-
TENANT SECURITY DEPOSITS	-	198,894	-	-	-

TOTAL LIABILITIES	4,518,336	80,745,673	8,061,383	5,338,560	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(4,515,323)	(1,398,964)	(7,970,154)	(5,330,271)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$3,012	$79,346,708	$91,228	$8,289	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
October 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Total
ASSETS
REAL ESTATE INVENTORY	$34,084,611	$6,077,031	$142,226,335

LAND	69,592,579	-	79,601,703
BUILDING IMPROVEMENTS	426,871,821	-	448,367,488
LESS: ACCUMULATED DEPRECIATION	(124,321,620)	-	(126,758,630)

NET RENTAL REAL ESTATE	372,142,780	-	401,210,561

CASH AND CASH EQUIVALENTS	462,618	-	6,052,226
RESTRICTED CASH	11,661,503	-	12,385,548
GOODWILL	-	-	2,692,343
ACCOUNTS RECEIVABLE BASE RENT	233,239	-	257,838
MISCELLANEOUS ACCOUNTS RECEIVABLE	171,151	(15,193)	2,531,189
DUE FROM AFFILIATE	117,454,339	(628,077,444)	-
PREPAID EXPENSES	2,402,860	-	4,225,082
DEPOSITS AND OTHER ASSETS	603,354	-	4,004,322
INVESTMENTS IN SUBSIDIARIES	-	505,967,756	1,553,345
DEFERRED TAX ASSET	-	-	1,275,812
DEFERRED FINANCING EXPENSES	4,304,529	-	7,990,095

TOTAL ASSETS	$543,520,984	$(116,047,850)	$586,404,696

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$551,763,415	$-	$865,975,400
ACCRUED INTEREST	6,492,853	-	20,212,810
ACCRUED PROPERTY TAXES	2,838,368	876,781	5,961,328
ACCOUNTS PAYABLE TRADE	1,543,587	-	4,638,664
DUE TO AFFILIATE	79,355,401	(570,980,721)	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	12,710,025	(966,537)	41,589,362
TENANT SECURITY DEPOSITS	2,109,479	6,123	2,388,754

TOTAL LIABILITIES	656,813,128	(571,064,354)	940,766,317

MINORITY INTEREST	-	13,270,674	13,270,674

SHAREHOLDERS' DEFICIT	(113,292,144)	455,016,503	(354,361,621)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$543,520,984	$(116,047,850)	$586,404,696

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Ten Months Ended October 31, 2009

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other	139,185	812,856

Total revenue	139,185	812,856	-	-	-

Expenses:
Cost of sales	-	-
Property operations	(534,061)	-
Depreciation	-	34,544
Provision for losses	1,400,000	-
Impairment charges	-	-
General and administrative	21,532,363	997,149

Total expenses	22,398,302	1,031,693	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries	(86,088,412)	-
Minority interest income of partnerships and joint ventures	-	-
Interest income	220,815	-
Interest expense	(7,166,855)	-
Gain (loss) on extinguishment of debt	-	-
Gain (loss) on debt restructuring	-	-
Gain (loss) on transfer of assets	-	-
Gain (loss) on disposition of assets	(4,497,534)
Gain (loss) on sale of real estate	-	-
Litigation, settlements, and other claims	3,404,122	-

Total other income and (expenses)	(94,127,864)	-	-	-	-

Income tax expense	(42,342)	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$(116,429,323)	$(218,837)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Ten Months Ended October 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other

Total revenue	-	-	-	-	-

Expenses:
Cost of sales
Property operations
Depreciation
Provision for losses
Impairment charges
General and administrative

Total expenses	-	-	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries
Minority interest income of partnerships and joint ventures
Interest income
Interest expense
Gain (loss) on extinguishment of debt
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets
Gain (loss) on disposition of assets
Gain (loss) on sale of real estate
Litigation, settlements, and other claims

Total other income and (expenses)	-	-	-	-	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Ten Months Ended October 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
Revenue:
Sales	$-	$89,900	$-	$-	$-
Rental and other		-	-	2,894,879	-

Total revenue	-	89,900	-	2,894,879	-

Expenses:
Cost of sales		84,166	-	-	-
Property operations		26,793	115,863	1,503,340	187,489
Depreciation		-	-	478,598	-
Provision for losses		-	-	-	-
Impairment charges		-	12,922,862	-	-
General and administrative		1,391	27,993	12,678	692,261

Total expenses	-	112,350	13,066,718	1,994,617	879,750

Other income and (expenses):
Equity in loss of subsidiaries		-	-	-	-
Minority interest income of partnerships and joint ventures		-	-	-	-
Interest income		-	-	-	-
Interest expense		-	(543,858)	(1,275,608)	(346,605)
Gain (loss) on extinguishment of debt		-	-	-	-
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets		-	-	-	-
Gain (loss) on disposition of assets		-	-	-	-
Gain (loss) on sale of real estate		-	-	-	-
Litigation, settlements, and other claims		-	-	-	-

Total other income and (expenses)	-	-	(543,858)	(1,275,608)	(346,605)

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$(22,450)	$(13,610,576)	$(375,346)	$(1,226,355)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Ten Months Ended October 31, 2009
(Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
Revenue:
Sales	$18,924,400	$1,334,621	$-	$-	$891,477
Rental and other	-	-	-	5,709	-

Total revenue	18,924,400	1,334,621	-	5,709	891,477

Expenses:
Cost of sales	18,252,356	6,345,025	-	-	1,014,461
Property operations	109,128	201,188	3,750	193,293	(118,767)
Depreciation	-	-	-	-	-
Provision for losses	-	-	-	-	-
Impairment charges	-	-	6,366,255	-	-
General and administrative	101,259	235,150	1,383	62,111	21,976

Total expenses	18,462,743	6,781,362	6,371,388	255,404	917,670

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	43,634	(289,977)	(27,707)	(1,923,416)	-
Gain (loss) on extinguishment of debt	613,681	-	-	-	-
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets	-	-	-	-	-
Gain (loss) on disposition of assets	-	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	-	-
Litigation, settlements, and other claims	-	-	-	-	-

Total other income and (expenses)	657,315	(289,977)	(27,707)	(1,923,416)	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$1,118,971	$(5,736,718)	$(6,399,095)	$(2,173,111)	$(26,193)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Ten Months Ended October 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC
Revenue:
Sales	$-	$-	$-	$-
Rental and other	106,227	2,143,684	1,457,334	88,437

Total revenue	106,227	2,143,684	1,457,334	88,437

Expenses:
Cost of sales	-	-	-	-
Property operations	319,993	1,504,577	528,818	48,600
Depreciation	72,479	-	311,286	1,007
Provision for losses	-	-	-	-
Impairment charges	-	-	-	-
General and administrative	10,400	182,771	11,704	75,659

Total expenses	402,872	1,687,349	851,808	125,266

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-
Interest income	-	-	-	-
Interest expense	(245,766)	(1,849,060)	(764,347)	(184,453)
Gain (loss) on extinguishment of debt	-	-	(8,992)	-
Gain (loss) on debt restructuring	-	-	-	-
Gain (loss) on transfer of assets	-	-	(3,734,857)	1,035,083
Gain (loss) on disposition of assets	-	-	-	-
Gain (loss) on sale of real estate	(741,820)	-	-	-
Litigation, settlements, and other claims	-	-	-	-

Total other income and (expenses)	(987,586)	(1,849,060)	(4,508,196)	850,630

Income tax expense	-	-	-	-

Discontinued operations	-	-	-	-

Net income (loss)	$(1,284,232)	$(1,392,724)	$(3,902,670)	$813,801

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Ten Months Ended October 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Non-Filing Entities Combined	Eliminations	Disc Ops Reclass	Total
Revenue:
Sales	$4,262,470	$-	$-	$25,502,868
Rental and other	61,719,830	(750,859)	(31,191)	68,586,092

Total revenue	65,982,300	(750,859)	(31,191)	94,088,959

Expenses:
Cost of sales	3,727,144	-	-	29,423,153
Property operations	33,195,550	7	(43,537)	37,242,024
Depreciation	10,890,394	(34,544)	-	11,753,765
Provision for losses	-	-	-	1,400,000
Impairment charges	58,426,755	-	-	77,715,872
General and administrative	2,052,890	996,321	-	27,015,459

Total expenses	108,292,734	961,784	(43,537)	184,550,273

Other income and (expenses):
Equity in loss of subsidiaries	-	78,971,839	-	(7,116,573)
Minority interest income of partnerships and joint ventures	466,401	-	-	466,401
Interest income	117	-	-	220,932
Interest expense	(29,434,306)	-	11,872	(43,996,452)
Gain (loss) on extinguishment of debt	(136,454)	-	123,888	592,123
Gain (loss) on debt restructuring	18,298,913	-	-	18,298,913
Gain (loss) on transfer of assets	-	-	-	(2,699,775)
Gain (loss) on disposition of assets	-	-	-	(4,497,534)
Gain (loss) on sale of real estate	1,462,886	-	(1,462,886)	(741,821)
Litigation, settlements, and other claims	-	-	-	3,404,122

Total other income and (expenses)	(9,342,444)	78,971,839	(1,327,126)	(36,069,663)

Income tax expense	-	-	-	(42,342)

Discontinued operations	-	-	1,314,780	1,314,780

Net income (loss)	$(51,652,877)	$77,259,197	$-	$(125,258,538)

TARRAGON CORPORATION
CASH FLOW FOR OCTOBER 2009

	Cash Balance			Payroll	Intercompany	Cash Balance
	9/30/09	Receipts	Disbursements	Disbursements	Transfers	10/31/09

Tarragon Corporation	$7,197,546	$1,549,221	$(3,034,244)	$(1,359,945)	$757,945	$5,110,523
Tarragon Management Inc.	-	-	(119,118)	-	119,118	-

Filing entities:
Rentals:
Aldridge Apartments	49,660	-	-	-	-	49,660
Stonecrest Apartments	8,006	-	-	-	-	8,006
Orlando Central Park	3,012	-	-	-	-	3,012
Bermuda Island	238,351	310,648	(212,626)	-	(43,342)	293,031
800 Madison	222,469	411,953	(443,131)	-	(67,074)	124,217

Condo developments:
One Hudson Park	1,008	-	-	-	-	1,008
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	-	-	-	-	-	-
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities and eliminations	236,947	1,221,625	(229,307)	-	(766,647)	462,618
Total Company	$7,957,149	$3,493,447	$(4,038,426)	$(1,359,945)	$-	$6,052,225

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Ten Months Ended October 31, 2009

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	9/30/2009			10/312009	9/30/2009			10/312009	9/30/2009	10/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$16,868,706	$20,821	$0	16,889,527	$(16,888,660)	$0	$3,393	(16,892,053)	$(19,954)	(2,526)
One Hudson Park	(8,922,456)	7,497	0	(8,914,959)	8,922,457	0	14,293	8,908,163	1	(6,796)
Orlando Central Park	2,596,630	0	0	2,596,630	(2,596,630)	0	0	(2,596,630)	0	0
Block 88-TRI	14,459,604	13,122	768,088	13,704,637	(14,459,604)	767,777	12,811	(13,704,637)	0	0
Twelve Oaks at Fenwick Plantation	(2,574,094)	0	0	(2,574,094)	2,574,095	0	650	2,573,445	1	(649)
Trio East	9,437,924	325	0	9,438,249	(9,437,924)	0	325	(9,438,249)	0	0
Trio West	41,128,220	408	0	41,128,628	(41,140,753)	0	733	(41,141,485)	(12,532)	(12,857)
Aldridge Apartments	7,877,431	0	0	7,877,431	(7,877,450)	0	0	(7,877,450)	(19)	(19)
Stonecrest Apartments	5,052,317	0	0	5,052,317	(5,052,316)	0	0	(5,052,316)	1	1
Central Square	12,742,703	4,232	0	12,746,935	(12,742,703)	0	4,782	(12,747,485)	(0)	(550)
Orion Towers	44,387,918	9,151	16,226	44,380,843	(44,388,997)	16,226	8,072	(44,380,842)	(1,079)	0
Bermuda Island	3,701,133	0	10,927	3,690,205	(3,701,133)	10,927	0	(3,690,205)	0	0
900 Monroe	8,006,174	325	0	8,006,499	(8,004,201)	0	325	(8,004,526)	1,973	1,973

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Ten Months Ended October 31, 2009
 (Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	9/30/2009			10/31/2009	9/30/2009			10/31/2009	9/30/2009	10/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Fund Level	$0	$1,124	$7,712	(6,589)	$0	$0	$0	$0	$0	$(6,589)
Topside Property	557,841	1,007,315	911,760	653,395	0	0	0	0	557,841	653,395
Sold Property Expenses	1,027,034	15	958	1,026,092	(1,027,034)	958	15	(1,026,092)	0	0
301 Route 17 (aka Meadows)	(5,397)	0	0	(5,397)	5,397	0	0	5,397	0	0
Ansonia	55,032,285	8,293,427	6,451,406	56,874,306	(15,237,448)	5,273,459	5,290,141	(15,254,130)	39,794,837	41,620,176
Ansonia - Consolidations	(11,143,776)	0	0	(11,143,776)	11,143,776	0	0	11,143,776	0	0
Sold Property Expenses For Sale Props	1,025,647	1,057	15	1,026,689	(1,025,647)	15	101	(1,025,733)	0	956
Sold Property Expenses Cont Ops	(118,347)	5,712	37,500	(150,135)	118,347	37,500	5,712	150,135	0	0
13th Street Development	0	0	678	(678)	0	0	0	0	0	(678)
290 Veterans	(660,282)	0	0	(660,282)	660,282	0	0	660,282	0	0
390 Capitol Ave.	5,047,424	0	2,145,095	2,902,330	(5,047,424)	2,145,095	0	(2,902,330)	0	0
Forest Park Apartments	(716,190)	0	0	(716,190)	716,190	0	0	716,190	0	0
Uptown Village - Commercial	2,593	0	0	2,593	0	0	0	0	2,593	2,593
Uptown Village - For Sale	9,608,507	522	0	9,609,028	(9,609,397)	0	1,322	(9,610,719)	(890)	(1,690)
Mirabella	16,030,019	17,259	98,025	15,949,252	(16,030,526)	103,226	25,631	(15,952,932)	(507)	(3,680)
Alta Mar	(4,629,119)	186,671	56,203	(4,498,652)	4,629,657	56,438	189,368	4,496,727	538	(1,925)
Cobblestone at Eagle Harbor	1,336,835	0	5,095	1,331,739	(1,380,181)	5,095	0	(1,375,085)	(43,346)	(43,346)
Vintage at the Grove	12,461,685	484,951	105,177	12,841,459	(12,468,336)	132,239	504,116	(12,840,213)	(6,651)	1,246
Tradition at Palm Aire	23,051,294	0	4,566	23,046,728	(23,051,294)	4,566	0	(23,046,728)	0	0
Merritt Stratford	2,215,166	650	1,934,580	281,236	(2,215,166)	1,934,580	650	(281,236)	0	0
The Exchange	29,561,889	0	0	29,561,889	(29,565,052)	0	0	(29,565,052)	(3,163)	(3,163)
Villas at 7 Dwarfs	(6,657,649)	2,158	2,500	(6,657,991)	6,657,650	2,500	2,158	6,657,992	1	1
Villa Tuscany	(500,973)	0	0	(500,973)	500,973	0	0	500,973	0	0
Montreux at Deerwood Lake	(3,204,435)	0	0	(3,204,435)	3,204,435	0	0	3,204,435	0	0
Vintage at Abacoa	(23,438,359)	0	0	(23,438,359)	23,438,359	0	0	23,438,359	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Ten Months Ended October 31, 2009
 (Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	9/30/2009			10/31/2009	9/30/2009			10/31/2009	9/30/2009	10/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

1100 Adams	$(7,551,985)	$1,786	$0	$(7,550,200)	$7,550,199	$0	$1,200	$7,548,999	$(1,786)	$(1,201)
1118 Adams	4,802,924	51,887	5,286	4,849,525	(4,794,813)	13,020	61,406	(4,843,200)	8,111	6,325
1118 Adams Parking, Inc.	92,091	7,678	7,310	92,460	(98,331)	7,325	7,583	(98,590)	(6,240)	(6,130)
1118 Adams Parking - Eliminations	(253,429)	0	7,583	(261,013)	253,429	7,583	0	261,013	0	0
20 North Water Street	9,727,750	0	5,600	9,722,150	(9,727,750)	5,600	43,835	(9,765,985)	0	(43,835)
Southampton Pointe	(2,165,594)	0	0	(2,165,594)	2,165,594	0	0	2,165,594	0	0
200 Fountain Apartment Homes	603,260	0	0	603,260	(603,260)	0	0	(603,260)	0	0
Aventerra	5,224	156,932	149,259	12,896	4,505	182,321	201,563	(14,737)	9,729	(1,841)
River City Landing	2,167,195	0	0	2,167,195	(2,167,195)	0	0	(2,167,195)	0	0
Desert Winds/Silver Creek	(12,017,074)	0	0	(12,017,074)	12,017,074	0	0	12,017,074	0	0
Vintage at Legacy-Phase I	2,694,294	0	0	2,694,294	(2,694,294)	0	0	(2,694,294)	0	0
Heather Hill	3,249,173	0	0	3,249,173	(3,249,173)	0	0	(3,249,173)	0	0
278 Main Street	(23,198)	0	0	(23,198)	23,198	0	0	23,198	0	0
Lofts at the Mills	403,328	0	0	403,328	(403,328)	0	0	(403,328)	0	0
Mariner's Point	5,763,795	0	1,381,639	4,382,156	(5,763,795)	1,381,639	0	(4,382,156)	0	0
Rutherford - 290 Veterans	(106,494)	0	0	(106,494)	106,494	0	0	106,494	0	0
Block 99/102	(24,567,529)	0	0	(24,567,529)	24,567,529	0	0	24,567,529	0	0
Gables Floresta	0	0	0	0	0	0	0	0	0	0
Northgate	12,934,714	0	0	12,934,714	(12,934,714)	0	0	(12,934,714)	0	0
Ballantrae	1,982,579	0	0	1,982,579	(1,982,579)	0	0	(1,982,579)	0	0
Merritt 8 Corporate Park	(1,974,843)	0	0	(1,974,843)	1,974,842	0	0	1,974,842	(1)	(1)
Mohegan Hill	53,578,807	2,938	7,979	53,573,767	(53,579,485)	7,795	2,093	(53,573,783)	(678)	(16)
Mustang Creek	(290,423)	114,942	109,121	(284,602)	271,385	176,064	179,391	268,058	(19,038)	(16,544)
The Hamptons	(4,149,620)	4,893	3,150	(4,147,877)	4,149,620	3,150	4,893	4,147,877	0	0
Woodcreek - FL	(11,774,316)	182,938	157,493	(11,748,871)	11,761,554	302,172	333,288	11,730,437	(12,762)	(18,433)
Vintage at Plantation Bay	(1,042,489)	0	0	(1,042,489)	1,042,489	0	0	1,042,489	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Ten Months Ended October 31, 2009
 (Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	9/30/2009			10/31/2009	9/30/2009			10/31/2009	9/30/2009	10/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Oxford Place	$(10,074,980)	$0	$0	$(10,074,980)	$10,070,271	$0	$0	$10,070,271	$(4,709)	$(4,709)
11 Mt Pleasant	18,377,122	325	74,195	18,303,252	(18,377,122)	74,195	1,278	(18,304,205)	0	(953)
French Villa	(2,852,018)	0	0	(2,852,018)	2,852,018	0	0	2,852,018	0	0
Southern Elms	(1,188,107)	34,606	47,962	(1,201,462)	1,188,184	83,380	68,021	1,203,543	77	2,080
Park Dale Gardens	(1,674,574)	0	0	(1,674,574)	1,674,574	0	0	1,674,574	0	0
Creekwood Village	(6,897,468)	0	0	(6,897,468)	6,897,468	0	0	6,897,468	0	0
Summit on the Lake	(2,482,057)	107,894	104,125	(2,478,288)	2,495,703	125,302	117,509	2,503,496	13,646	25,208
Warwick Grove	(2,365,057)	0	0	(2,365,057)	2,365,057	0	0	2,365,057	0	0
Bishops Court	(12,127,641)	0	0	(12,127,641)	12,127,641	0	0	12,127,641	0	0
Harbor Green	(8,690,821)	94,110	27,324	(8,624,035)	8,689,776	27,324	94,110	8,622,990	(1,045)	(1,045)
Vintage at Madison Crossing	512,712	0	0	512,712	(512,712)	0	0	(512,712)	0	0
The Bordeaux	159,224	0	0	159,224	(159,224)	0	0	(159,224)	0	0
Block 102 (Comm Ctr)	3,125,892	0	0	3,125,892	(3,125,892)	0	0	(3,125,892)	0	0
Block 106	9,140,696	0	0	9,140,696	(9,140,697)	0	0	(9,140,697)	(1)	(1)
Block 114	1,760,858	0	0	1,760,858	(1,760,858)	0	0	(1,760,858)	0	0
Block 104	(337,472)	0	0	(337,472)	337,472	0	467	337,005	(0)	(467)
Block 144	4,368,417	0	0	4,368,417	(4,368,417)	0	0	(4,368,417)	1	1
Block 112(MWH)	9,372,671	0	0	9,372,671	(9,374,644)	0	0	(9,374,644)	(1,973)	(1,973)
Hoboken Cinema	1,490,337	0	0	1,490,337	(1,490,337)	0	0	(1,490,337)	0	0
Autumn Ridge	(4,332,105)	69,703	91,999	(4,354,401)	3,814,798	93,956	108,260	3,800,494	(517,307)	(553,907)
Dogwood Hills	(1,985,391)	49,221	65,910	(2,002,080)	1,642,391	68,872	65,281	1,645,982	(343,000)	(356,098)
Groton Towers	(4,676,392)	99,043	135,104	(4,712,453)	3,884,222	137,396	117,457	3,904,161	(792,170)	(808,291)
Gull Harbor	(1,646,964)	18,797	48,160	(1,676,326)	1,641,780	48,429	17,711	1,672,498	(5,184)	(3,829)
Hamden Center	(2,666,533)	63,498	89,102	(2,692,136)	2,212,286	90,012	89,827	2,212,471	(454,247)	(479,665)
Lakeview	(2,713,975)	72,309	102,252	(2,743,918)	2,088,870	103,334	117,113	2,075,091	(625,105)	(668,827)
Nutmeg Woods	(11,772,457)	377,044	438,000	(11,833,412)	9,407,661	442,902	515,100	9,335,463	(2,364,795)	(2,497,949)
Ocean Beach	(13,162,501)	316,824	418,803	(13,264,479)	10,499,893	428,602	439,280	10,489,214	(2,662,608)	(2,775,265)
Parkview	(5,967,496)	146,244	198,256	(6,019,507)	4,533,111	200,316`	195,191	4,538,236	(1,434,385)	(1,481,271)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Ten Months Ended October 31, 2009
 (Continued)
	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	9/30/2009			10/31/2009	9/30/2009			10/31/2009	9/30/2009	10/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Sagamore	$(3,995,142)	$133,578	$215,212	$(4,076,776)	$2,156,990	$222,440	$216,624	$2,162,806	$(1,838,152)	$(1,913,970)
Woodcliff	(20,008,940)	447,626	625,791	(20,187,105)	16,938,140	658,732	590,919	17,005,953	(3,070,800)	(3,181,152)
200 Fountain	2,018,957	145,574	237,506	1,927,025	(3,779,144)	243,061	233,617	(3,769,701)	(1,760,187)	(1,842,676)
278 Main	281,633	68,639	123,244	227,028	(1,106,594)	124,499	97,850	(1,079,945)	(824,961)	(852,917)
Club at Danforth	(10,866,969)	281,317	312,464	(10,898,115)	9,372,900	315,555	350,341	9,338,114	(1,494,068)	(1,560,001)
Forest Park	(4,132,765)	137,640	195,626	(4,190,750)	3,100,716	197,686	166,048	3,132,354	(1,032,048)	(1,058,396)
Heather Hill	(25,687,175)	454,936	548,372	(25,780,610)	19,588,435	556,559	765,063	19,379, 931	(6,098,739)	(6,400,679)
Liberty Building	(5,953,839)	137,456	207,458	(6,023,841)	4,795,079	209,914	199,494	4,805,499	(1,158,760)	(1,218,342)
Links at Georgetown	(9,027,429)	299,985	359,718	(9,087,162)	7,346,720	363,182	388,457	7,321,446	(1,680,708)	(1,765,716)
Lofts at the Mills	3,667,053	360,010	490,181	3,536,882	(5,904,088)	496,639	483,654	(5,891,103)	(2,237,036)	(2,354,221)
River City	(6,226,699)	275,301	279,162	(6,230,560)	3,215,116	278,806	367,934	3,125,987	(3,011,583)	(3,104,573)
Villa Tuscany	(15,972,035)	0	0	(15,972,035)	15,972,034	0	0	15,972,034	(1)	(1)
Vintage at Legacy	(4,184,215)	173,060	342,849	(4,354,004)	1,615,433	1,173,817	1,171,447	1,617,802	(2,568,782)	(2,736,202)
Vintage at Madison	(3,447,401)	160,431	184,085	(3,471,055)	2,532,506	186,273	222,007	2,496,771	(914,895)	(974,283)
Vintage at the Parke	(3,821,149)	212,547	245,234	(3,853,835)	2,153,293	282,573	336,105	2,099,761	(1,667,856)	(1,754,074)
Vintage at Plantation	(8,430,720)	290,548	305,102	(8,445,275)	6,735,119	303,140	383,026	6,655,234	(1,695,601)	(1,790,041)
Mariner Plaza	(4,260,662)	0	0	(4,260,662)	4,260,662	0	0	4,260,662	0	0
Midway Mills Crossing	(4,361,852)	0	0	(4,361,852)	4,361,852	0	0	4,361,852	0	0
Paradigm Loan 390 Cap Mariners Merritt S	(4,303,241)	5,535,326	0	1,232,085	4,303,241	0	5,535,326	(1,232,085)	0	0
Shortfall Note	1	0	0	1	(1)	0	0	(1)	0	0
	$114,715,375	$21,144,329	$20,904,125	$114,955,579	$(114,715,381)	$20,114,165	$20,354,369	$(114,955,584)	$(6)	$(6)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
October 31, 2009
GL Acct # 13383 (Yardi 10095)

Bank Balance 10/31/09	1,162,093.34
Add: Reconciling Items	0.00
Less: O/S Checks/Wires/Achs	0.00
Less: Check charges	0.00
Add: Void checks	0.00
Less: Misc Diff	0.00
Book Balance 10/31/09	1,162,093.34

TARRAGON CORPORATION
For the Ten Months Ended October 31, 2009

Property	Bus Segment	GA Segment	Date	Period	Person	Control	Reference	Debit	Credit	Balance	Remarks
10095-00					Cash – Signature Master Investment					1,113,047.27	= Beginning Balance=
1000	1	6001	9/30/2009	10/2009	UNITED HEALTHCARE	K-7378	30000005	0.00	132,084.73	980,962.54	MEDICAL,DENTAL,VISION INSUR
1000	1	6001	10/25/2009	10/2009		J-3679	LG	102,914.86	0.00	1,083,877.40	GE Reimb to Tarr Sept Remaining
1000	1	6020	10/25/2009	10/2009		J-3971	LG	515,000.00	0.00	1,598,877.40	Xfer to Tarr Signatrue Master
1000	1	6020	10/25/2009	10/2009		J-4083	LG	93,586.69	0.00	1,692,464.09	10/22 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4083	LG	0.00	157,427.32	1,535,036.77	10/22 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4103	LG	0.00	354,149.69	1,180,887.08	REC PAC WEST DISBURSEMENTS FUNDED Signature
1000	1	6001	10/25/2009	10/2009		J-4107	LG	2,000,000.00	0.00	3,180,887.08	xfer from Signature MM Acct
1000	1	6001	10/25/2009	10/2009		J-4130	LG	18,278.74	0.00	3,199,165.82	10/26 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4130	LG	0.00	15,094.56	3,184,071.26	10/26 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4135	LG	18,359.39	0.00	3,202,430.65	10/23 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4135	LG	0.00	22,578.57	3,179,852.08	10/23 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4137	LG	137,517.92	0.00	3,317,370.00	10/09 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4137	LG	0.00	206,049.79	3,111,320.21	10/09 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4139	LG	4,194.94	0.00	3,115,515.15	10/08 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4139	LG	0.00	303,501.75	2,812,013.40	10/08 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4140	LG	21,598.45	0.00	2,833,611.85	10/07 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4140	LG	0.00	183,205.40	2,650,406.45	10/07 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4141	LG	119,931.93	0.00	2,770,338.38	10/06 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4141	LG	0.00	436,330.90	2,334,007.48	10/06 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4142	LG	194,105.79	0.00	2,528,113.27	10/05 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4142	LG	0.00	36,008.42	2,492,104.85	10/05 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4144	LG	119,147.72	0.00	2,611,252.57	10/02 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4144	LG	0.00	11,828.80	2,599,423.77	10/02 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4146	LG	17,116.35	0.00	2,616,540.12	10/13 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4146	LG	0.00	139,375.66	2,477,164.46	10/13 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4147	LG	49,647.05	0.00	2,526,811.51	10/16 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4147	LG	0.00	97,988.11	2,428,823.40	10/16 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4148	LG	152,936.55	0.00	2,581,759.95	10/19 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4148	LG	0.00	251,131.18	2,330,628.77	10/19 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4149	LG	12,441.71	0.00	2,343,070.48	10/21 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4149	LG	0.00	475,048.72	1,868,021.76	10/21 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4181	LG	0.00	30,128.56	1,837,893.20	SD Accts true up-Combined excess
1000	1	6001	10/25/2009	10/2009		J-4181	LG	4,104.79	0.00	1,841,997.99	SD Accts true up-Combined excess
1000	1	6001	10/25/2009	10/2009		J-4185	LG	23,006.37	0.00	1,865,004.36	10/28 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4185	LG	0.00	381,034.77	1,483,969.59	10/28 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4189	LG	731,248.10	0.00	2,215,217.69	10/20 SIGNATURE MASTER DEP

TARRAGON CORPORATION
For the Ten Months Ended October 31, 2009
(Continued)

Property	Bus Segment	GA Segment	Date	Period	Person	Control	Reference	Debit	Credit	Balance	Remarks

1000	1	6001	10/25/2009	10/2009		J-4189	LG	0.00	30,491.23	2,184,726.46	10/20 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4191	LG	10,798.98	0.00	2,195,525.44	10/29 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4191	LG	0.00	156,444.84	2,039,080.60	10/29 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4192	LG	6,421.61	0.00	2,045,502.21	10/27 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4192	LG	0.00	8,815.15	2,036,687.06	10/27 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4218	PJ	0.00	50,000.00	1,986,687.06	Recls to corr Cash Acct
1000	1	6001	10/25/2009	10/2009		J-4218	PJ	0.00	94,704.59	1,891,982.47	Recls to corr Cash Acct
1000	1	6001	10/25/2009	10/2009		J-4222	LG	26,410.58	0.00	1,918,393.05	10/15 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4222	LG	0.00	349,264.00	1,569,129.05	10/15 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4222	LG	50,000.00	0.00	1,619,129.05	Curitis M.-retainer for svc
1000	1	6001	10/25/2009	10/2009		J-4223	LG	0.00	57,157.16	1,561,971.89	REC SIGNATURE T/F MASTER HB DISB
1000	1	6001	10/25/2009	10/2009		J-4340	LG	0.00	10,870.27	1,551,101.62	TMI AP DISB - TTL TMI - Signature
1000	1	6001	10/25/2009	10/2009		J-4340	LG	0.00	76,749.99	1,474,351.63	TMI AP DISB - DIP TMI - Signature
1000	1	6001	10/25/2009	10/2009		J-4362	LG	58,216.13	0.00	1,532,567.76	10/01 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4362	LG	0.00	345,150.93	1,187,416.83	10/01 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4460	LG	29,452.76	0.00	1,216,869.59	10/30 SIGNATURE MASTER DEP
1000	1	2006	10/25/2009	10/2009		J-4460	LG	0.00	31,894.05	1,184,975.54	10/30 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4499	LG	230,213.30	0.00	1,415,188.84	10/14 SIGNATURE MASTER DEP
1000	1	6001	10/25/2009	10/2009		J-4499	LG	0.00	479,884.82	935,304.02	10/14 SIGNATURE MASTER TRF
1000	1	6001	10/25/2009	10/2009		J-4499	LG	94,704.59	0.00	1,030,008.61	Gray Robinson July invoices
										1,162,093.34	= Ending Balance =
								4,841,355.30	4,924,393.96